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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 8, 2002


                            Husker Ag Processing, LLC
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                Nebraska                       333-60580                47-0836953
        --------------------------       ----------------------     --------------------
      (State or other jurisdiction            (Commission              (I.R.S. Employer
           of incorporation)                  File Number)            Identification No.)

           510 Locust Street
              P.O. Box 10
          Plainview, Nebraska                                   68769
        -----------------------                            --------------
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (402) 582-4446


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Item 1.  Changes in Control of Registrant.

Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

Not Applicable.

Item 3.  Bankruptcy or Receivership

Not Applicable.


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Item 4.  Changes in Registrant's Certifying Accountant.

         (a) Effective January 8, 2002, the Company dismissed Grant Thornton LLP ("Grant Thornton") as its independent accountants, and selected BKD, LLP ("BKD") as its independent accountants to audit its financial statements for the year ending December 31, 2001. The Company's board of directors recommended and approved the change in independent accountants. Grant Thornton audited the Company's financial statements for the period from inception (February 24, 2000) to December 31, 2000. Grant Thornton's report for the period ended December 31, 2000 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         Since inception, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its report. The Company has provided Grant Thornton with a copy of the disclosure it is making in this Item 4. Grant Thornton has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company in this Item 4. The Company has filed a copy of Grant Thornton's letter as Exhibit 16.1 to this Current Report.

         (b) On January 8, 2002, the Company selected BKD, LLP as its independent accountants to audit its financial statements for the fiscal year ending December 31, 2001.

Item 5.  Other Events.

Not Applicable.

Item 6.  Resignation of Registrant's Directors.

Not Applicable.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit 16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission.

Item 8.  Change in Fiscal Year

Not Applicable.

Item 9.  Regulation FD Disclosure

Not Applicable.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  HUSKER AG PROCESSING, LLC


Dated:  January 15, 2002                By:  /s/ Gary Kuester
                                            ------------------------------------
                                            Gary Kuester, Chairman of the Board
                                            and President